                                                                   EXHIBIT 10.11

                                                                [EXECUTION COPY]

                      AMENDMENT NO. 4 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment No. 4"). dated as of April 11, 2001, among Brand Services, Inc., a Delaware corporation (the "Borrower"), the various financial institutions from time to time parties thereto (collectively, the "Lenders"), Credit Suisse First Boston, as syndication agent (the "Syndication Agent") for the Lenders, and Bank of America N.A. as administrative agent (the "Administrative Agent") for the Lenders and as Issuer and Swing Line Lender.


                                  WITNESSETH:


     WHEREAS, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of March 17, 1999 (as heretofore modified and supplemented and in effect from time to time, the "Credit Agreement");

     WHEREAS, the Borrower desires to increase the aggregate principal amount of Term-B Loans made under the Credit Agreement up to an aggregate amount of $45,000,000 and obtain from certain of the Lender successive Term-B Loan Commitments (collectively, the "Successive Term-B Loan Commitments") pursuant to which a single Borrowing of successive Term-B Loans (collectively, the "Successive Term-B Loans") up to a maximum aggregate principal amount of $5,000,000 will be made on the Successive Term-B Loan Draw Date;

     WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement to extend to the Borrower Successive Term-B Loan Commitments for Successive Term-B Loans and to modify certain provisions contained in the Credit Agreement, as described below;

     WHEREAS, all Loans and Obligations shall continue to be and shall be fully guaranteed pursuant to the Subsidiary Guaranty and fully secured by, among other things, the Borrower Security Agreement, and Subsidiary Security Agreement, the Holdco Pledge Agreement, the Borrower Pledge Agreement and the Subsidiary Pledge Agreement; and

     WHEREAS, the Borrower desires, and the Lenders are willing, upon the terms and subject to the conditions hereinafter set forth, to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows;


                                     PART I

                                  DEFINITIONS

     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 4, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Administrative Agent" is defined in the preamble.

     "Amendment No. 4" is defined in the preamble.

     "Amendment No. 4 Effective Date" is defined in Subpart 4.1.

     "Borrower" is defined in the preamble.

     "Credit Agreement" is defined in the first recital.

     "Lenders" is defined in the preamble.

     "Successive Term-B Loan Commitments" is defined in the second recital.

     "Successive Term-B Loan Draw Date" means the date of the Borrowing of Successive Term-B Loans, not to be later than April 26, 2001.

     "Successive Term-B Loans" is defined in the second recital.

     "Syndication Agent" is defined in the preamble.

     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 4, including its preamble and recitals, have the meanings ascribed thereto in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement and the other Loan Documents shall from and after the Amendment No. 4 Effective Date refer to the Credit Agreement as amended hereby.

                                    PART II

                         AMENDMENTS TO CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended in accordance with this
Part II. Except to the extent amended by this Amendment No. 4, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     SUBPART 2.1. Amendments to Article I. Section 1.1 of the Credit Agreement is amended as set forth in this Subpart 2.1.

          (a) the definition of "Commitment" contained in Section 1.1 of the Credit Agreement is amended by replacing the word "or" in the second line thereof following the term "Additional Term-B Loan Commitment" with a comma and adding the words "or Successive Term-B Loan Commitment" immediately following the words "Supplemental Term-B Loan Commitment" in the third line thereof.

          (b) The definition of "Interest Period" contained in Section 1.1 of the Credit Agreement is amended by adding the following words at the end of the paragraph following clause (v) thereof:

          "and, provided, further, that with respect to the Borrowing of Successive Term-B Loans, Interest Period means, initially, the period commencing on (and including) the Business Day on which such Borrowing is made and ending on (and including) the last day of the then existing Interest Period in respect of then outstanding Term-B Loans.".

          (c) The definition of "Letter of Credit Commitment Amount" contained in Section 1.1 of the Credit Agreement is amended to replace the amount of "$15,000,000" contained therein with the amount of "$20,000,000".

          (d) The definition of "Percentage" contained in Section 1.1 of the Credit Agreement is amended by replacing the word "or" in the third line thereof following the reference to "Schedule III" with a comma and adding the words "or Schedule V" immediately following the reference to "Schedule IV" in the third line thereof.

          (e) The definition of "Term-B Loan Commitment Amount" contained in
     Section 1.1 of the Credit Agreement is amended to read in its entirety as set forth below:

              "Term-B Loan Commitment Amount" means (i) in the case of Additional Term-B Loans, the aggregate amount of all Additional Term-B Loan Commitments established pursuant to clause (b) of Section 2.1.1,
          (ii) in the case of Supplemental Term-B Loans, the Supplemental Term-B Loan Commitment

          Amount and (iii) in the case of Successive Term-B Loans, the Successive Term-B Loan Commitment Amount.

          (f) The definition of "Term-B Loan Commitment Termination Date" contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as set forth below:

               "Term-B Loan Commitment Termination Date" means (i) in the case of Additional Term-B Loans, the Term-B Loan Commitment Termination Date established pursuant to clause (b) of Section 2.1.1, (ii) in the case of Supplemental Term-B Loans, the Supplemental Term-B Loan Commitment Termination Date and (iii) in the case of Successive Term-B Loans, the Successive Term-B Loan Commitment Termination Date.

          (g) The definition of "Term-B Loans" contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

               "Term-B Loans" means, collectively, the Additional Term-B
          Loans, the Supplemental Term-B Loans and the Successive Term-B Loans.

          (h) The following new definitions are added to Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

               "Successive Term-B Loan" is defined in clause (d) of Section
          2.1.1.

               "Successive Term-B Loan Commitment" is defined in clause (d) of
          Section 2.1.1.

               "Successive Term-B Loan Commitment Amount" means an aggregate amount of up to $5,000,000.

               "Successive Term-B Loan Commitment Termination Date" means the earliest of (i) April 26, 2001, if the Successive Term-B Loans have not been made on or prior to such date, (ii) the Successive Term-B Loan Draw Date (immediately after the making of the Successive Term-B Loans on such date), and (iii) the date on which any Commitment Termination Event occurs.

               "Successive Term-B Loan Draw Date" means the date of the Borrowing of Successive Term-B Loans, not to be later than April 26, 2001.

     SUBPART 2.2. Amendments to Article II. Article II of the Credit Agreement is amended as set forth in this Subpart 2.2.

SUBPART 2.2.1.  Amendments to Section 2.1.1.

     (a) Existing clause (d) of Section 2.1.1 of the Credit Agreement is re-lettered as clause (e) and a new clause (d) is added immediately following clause (c) of Section 2.1.1 of the Credit Agreement to read in its entirety as set forth below:

         "(d)  Subject to compliance by the Borrower with the terms of Sections
     5.2 and 5.5, on (but solely on) the Successive Term-B Loan Draw Date (which shall be on a Business Day), each Lender that has a Percentage in excess of zero of the Successive Term-B Loan Commitment agrees to make loans (relative to such Lender, its "Successive Term-B Loans") to the Borrower pursuant to Section 2.3.3 equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Successive Term-B Loans requested by the Borrower, pursuant to Section 2.3.3, to be made on the Successive Term-B Loan Draw Date (with the commitment of each such Lender described in this clause (d) herein referred to as its "Successive Term-B Loan Commitment").".

     (b) A new clause (f) is added immediately following clause (e) (as re-lettered pursuant to clause (a) of this Subpart 2.2.1) of Section 2.1.1 of the Credit Agreement to read in its entirety as set forth below:

         "(f) Immediately following the making of the Successive Term-B Loans on the Successive Term-B Loan Draw Date, the Lenders then holding Term-B Loans shall be deemed to have transferred Successive Term-B Loans, Supplemental Term-B Loans and Additional Term-B Loans among themselves in amounts such that (i) the aggregate principal amount of Term-B Loans held by each such Lender immediately after such transfers shall be equal to the aggregate principal amount of Term-B Loans held by such Lender immediately prior to such transfers, (ii) the percentage of each such Lender's Term-B Loans that constitute Successive Term-B Loans shall be equal to the percentage of each other such Lender's Term-B Loans that constitute Successive Term-B Loans, (iii) the percentage of each such Lender's Term-B Loans that constitute Term-B Loans (other than Successive Term-B Loans) shall be equal to the percentage of each other such Lender's Term-B Loans that constitute Term-B Loans (other than Successive Term-B Loans) and (iv) thereafter, no distinction shall be made under this Agreement or the other Loan Documents between Additional Term-B Loans, Supplemental Term-B Loans and Successive Term-B Loans except that, notwithstanding anything to the contrary set forth herein, interest accrued on Term-B Loans (other than Successive Term-B Loans) prior to the Successive Term-B Loan Draw Date shall be payable on the date or dates otherwise set forth herein to the Lenders that held such Term-B Loans (other than Successive Term-B Loans) prior to such date in proportion to the aggregate principal amount of Term-B Loans (other than Successive Term-B Loans) held by such Lenders at such time.".

     SUBPART 2.2.2. Amendment to Section 2.1.4. Clause (a) of Section 2.1.4 of the Credit Agreement is hereby amended to read in its entirety as set forth below:

         "(a) any Additional Term-B Loan, Supplemental Term-B Loan or Successive Term-B Loan (as the case may be) if, after giving effect thereto, the aggregate original principal amount of all Additional Term-B Loans, Supplemental Term-B Loans or Successive Term-B Loans (as the case may be) of such Lender would exceed such Lender's Percentage of the Additional Term-B Loan Commitment Amount (in the case of Additional Term-B Loans), the Supplemental Term-B Loan Commitment Amount (in the case of Supplemental Term-B Loans) or the Successive Term-B Loan Commitment Amount (in the case of Successive Term-B Loans);"

     SUBPART 2.2.3. Amendment to Section 2.3. A new Section 2.3.4 is hereby added to the Credit Agreement to read in its entirety as set forth below:

         "SECTION 2.3.4. Successive Term-B Loans. The Borrower hereby requests from each Lender that has a Percentage in excess of zero of the Successive Term-B Loan Commitment a Borrowing of Successive Term-B Loans on the Successive Term-B Loan Draw Date in an amount equal to such Lender's Percentage with respect to the Successive Term-B Loan Commitment of up to an aggregate amount of $5,000,000.

     SUBPART 2.3. Amendment to Article III. The table contained in clause (i) of Section 3.1.1 of the Credit Agreement is hereby replaced with the table set forth below:

          Term-B Loan                             Scheduled
     Quarterly Payment Date                  Principal Repayment
     ----------------------                  -------------------
         June 30, 2001                            $112,500
       September 30, 2001                         $112,500
       December 31, 2001                          $112,500

         March 31, 2002                           $112,500
         June 30, 2002                            $112,500
       September 30, 2002                         $112,500
       December 31, 2002                          $112,500


            Term-B Loan                        Scheduled
       Quarterly Payment Date             Principal Repayment
      -----------------------            -------------------

          March 31, 2003                      $14,654,167
          June 30, 2003                       $14,654,167
        September 30, 2003                    $14,654,167

                                          -------------------
             TOTAL:                       USD $44,750,000


     SUBPART 2.4. Amendment to Article V. Article V of the Credit Agreement is hereby amended to add a new Section 5.5 to read in its entirety as set forth below:

          "SECTION 5.5. Conditions Precedent to Successive Term-B Loans. The obligation of each Lender with a Percentage of greater than zero with respect to the Successive Term-B Loan Commitment to make a Successive Term-B Loan on the Successive Term-B Loan Draw Date shall be subject to the satisfaction of each of the conditions precedent set forth in Section 5.2 and this Section 5.5.

          SECTION 5.5.1. Resolutions, etc. The Agents shall have received from the Borrower a certificate, dated the Successive Term-B Loan Draw Date, of its Secretary or Assistant Secretary as to (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it in connection with the Borrowing of Successive Term-B Loans on the Successive Term-B Loan Draw Date, (ii) the incumbency and signatures of those of its officers authorized to act with respect to each Loan Document executed by it in connection with the Borrowing of Successive Term-B Loans on the Successive Term-B Loan Draw Date and (iii) the full force and validity of each Organic Document of the Borrower, upon which certificate each Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the Borrower canceling or amending such prior certificate.

          SECTION 5.5.2. Delivery of Notes. The Agents shall have received, for the account of each Lender that will have an aggregate principal amount of Term-B Loans outstanding immediately after the Borrowing of Successive Term-B Loans in excess of the aggregate principal amount of Term-B Loans of such Lender immediately prior thereto, a Term-B Note (which, if such Lender shall have previously received a Term-B Note evidencing Additional Term-B Loans or Supplemental Term-B Loans, shall be issued in substitution and exchange for, and not in satisfaction of, such Term-B Note of such Lender evidencing Additional Term-B Loans or Supplemental Term-B Loans), dated the

     Successive Term-B Loan Draw Date, completed in accordance with Section 2.7 and duly executed and delivered by the Borrower.

          SECTION 5.5.3. Opinion of Counsel. The Agents shall have received a legal opinion, dated the Successive Term-B Loan Draw Date and addressed to the Agents and all Lenders, from Davis Polk & Wardwell, special New York counsel to the Borrower, in form and substance reasonably satisfactory to the Agents."

     SUBPART 2.5. Addition of Schedule V to Credit Agreement. The Credit Agreement is hereby amended by adding, as Schedule V thereto, Exhibit A hereto.

                                    PART III

                           REPRESENTATIONS AND WARRANTIES

     SUBPART 3.1. Representations and Warranties; No Default. In order to induce the Lenders to consent to the amendment contained in this Amendment No. 4 and the Agents to enter into this Amendment No. 4, the Borrower hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct, as of the date hereof and as of the Amendment No. 4 Effective Date, in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) after giving effect to this Amendment No. 4, no Default has occurred and is continuing as of the date hereof and as of the Amendment No. 4 Effective Date.

                                      PART IV

                            CONDITIONS TO EFFECTIVENESS

     SUBPART 4.1. Effective Date. This Amendment No. 4 shall be and become effective upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Subpart 4.1 (the "Amendment No. 4 Effective Date").

     SUBPART 4.1.1. Execution of Counterparts. The Agents shall have received counterparts of this Amendment No. 4 duly executed by the Borrower, the Issuer, the Required Lenders, each holder of outstanding Term-B Loans and each Lender that has a Percentage of greater than zero in respect of the Successive Term-B Loan Commitment, as set forth on Exhibit A hereto (or evidence thereof satisfactory to the Agents).

     SUBPART 4.1.2. Payment of Fees and Expenses. The Borrower hereby agrees to pay and reimburse the Syndication Agent for all its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 4 and related documents, including all reasonable fees and disbursements of counsel to the Syndication Agent.

     SUBPART 4.1.3. Affirmation and Consent. The Agents shall have received an affirmation and consent in the form set forth as Exhibit B hereto executed and delivered by an Authorized Officer of Holdco and each U.S. Subsidiary of the Borrower.

     SUBPART 4.1.4. Satisfactory Legal Form. The Syndication Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Syndication Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment No. 4 shall be satisfactory to the Syndication Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Syndication Agent and its counsel.

     SUBPART 4.2. Limitation. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and each other Loan Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and the Credit Agreement and each other Loan document are hereby ratified and confirmed in all respects. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification or any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Agents or any of the Lenders under the Credit Agreement or any such other Loan Document or instrument.

                              PART V

                          MISCELLANEOUS

     SUBPART 5.1. Cross-References. References in this Amendment No. 4 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 4. References in this Amendment No. 4 to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement.

     SUBPART 5.2. Loan Document Pursuant to Credit Agreement. This Amendment No. 4 is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement, as amended hereby, including Article X thereof.

     SUBPART 5.3. Counterparts, etc. This Amendment No. 4 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement.

     SUBPART 5.4. Governing Law. THIS AMENDMENT NO. 4 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SUBPART 5.5. Successors and Assigns. This Amendment No. 4 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                                                       EXHIBIT A

                                   SCHEDULE V
                              to Credit Agreement

                                  PERCENTAGES
                                  -----------



                                                            Successive
                                                            Term-B Loan
                                                            Commitment
                                                            -----------

Credit Suisse First Boston                                  100%


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.


                                                  BRAND SERVICES, INC.

                                                  By: /s/ ??? Alexander
                                                     -----------------------
                                                     Title: VP














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